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Exhibit 99.2

                          SECTION 906 CFO CERTIFICATION

I, David W. Froesel, Jr., Senior Vice President and Chief Financial Officer of Omnicare, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2003 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003


                                           /s/ David W. Froesel, Jr.
                                           -------------------------------------
                                           David W. Froesel, Jr.
                                           Senior Vice President and
                                           Chief Financial Officer